TFA TACTICAL INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

EXCHANGE-TRADED FUNDS - 47.19%	Shares	Value

Debt Funds - 43.84%
Direxion Daily 20 Year Plus Treasury Bull 3x Shares	13,000	$111,410
FolioBeyond Rising Rates ETF (c)	38,100	1,201,864
Invesco Senior Loan ETF (c)	9,000	181,710
iShares 0-5 Year TIPS Bond ETF (c)	23,100	2,220,141
iShares 1-3 Year Treasury Bond ETF (c)	19,100	1,551,111
iShares 3-7 Year Treasury Bond ETF	16,200	1,851,336
iShares 7-10 Year Treasury Bond ETF (c)	10,500	1,007,895
iShares Core U.S. Aggregate Bond ETF (c)	5,700	549,138
iShares Floating Rate Bond ETF	41,163	2,069,264
iShares Short Treasury Bond ETF	5,600	616,000
iShares TIPS Bond ETF (c)	6,100	639,890
JPMorgan Ultra-Short Income ETF	42,440	2,128,790
ProShares UltraShort 20+ Year Treasury (a)	93,892	2,093,792
SPDR Bloomberg Short Term High Yield Bond ETF (c)	116,100	2,760,858
		18,983,199
Equity Funds 3.35%
iShares Mortgage Real Estate ETF	69,200	1,449,048

TOTAL EXCHANGE-TRADED FUNDS (Cost $20,929,988)		20,432,247

SHORT-TERM INVESTMENTS - 52.13%
Fidelity Government Portfolio - Institutional Class, 2.74% (b)	495	495
First American Treasury Obligations Fund - Institutional Class, 2.87% (b)	22,572,546	22,572,546

SHORT-TERM INVESTMENTS (Cost $22,573,041)		22,573,041

INVESTMENTS AT VALUE (Cost $43,503,029) - 99.32%		$43,005,288

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.68%		294,282

NET ASSETS - 100.00%		$43,299,570

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at September 30, 2022, is subject to change and resets daily.

(c) All or a portion of the security is segregated as collateral.

The following abbreviations are used in this portfolio:

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

TACTICAL GROWTH ALLOCATION FUND

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

COMMON STOCK - 9.23%	Shares	Value

Aerospace & Defense - 0.48%
Raytheon Technologies Corp.	2,559	$209,480

Beverages - 0.36%
Monster Beverage Corp. (a)	1,804	156,876

Computers - 0.54%
Apple, Inc.	1,698	234,664

Diversified Financial Services - 0.36%
Intercontinental Exchange, Inc.	1,738	157,028

Electronics - 0.36%
Garmin Ltd. - Cayman Islands	1,953	156,845

Healthcare - Products - 0.76%
Boston Scientific Corp. (a)	4,047	156,740
Thermo Fisher Scientific, Inc.	340	172,445
		329,185
Insurance - 0.55%
Berkshire Hathaway, Inc. - Class B (a)	887	236,847

Internet - 1.19%
Alphabet, Inc. - Class A (a)	1,806	172,744
Amazon.com, Inc. (a)	1,656	187,128
Meta Platforms, Inc. - Class A (a)	1,147	155,625
		515,497
Oil & Gas - 2.19%
Diamondback Energy, Inc.	2,639	317,894
Enterprise Products Partners, LP	13,279	315,775
Exxon Mobil Corp.	3,605	314,752
		948,421
Retail - 0.37%
Tractor Supply Co.	859	159,671

Semiconductors - 1.09%
Advanced Micro Devices, Inc. (a)	2,474	156,753
Broadcom, Inc.	353	156,736
QUALCOMM, Inc.	1,394	157,494
		470,983
Software - 0.98%
Microsoft Corp.	1,145	266,670
SS&C Technologies Holdings, Inc.	3,290	157,097
		423,767

TOTAL COMMON STOCK (Cost $4,219,840)		3,999,264

TACTICAL GROWTH ALLOCATION FUND

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

EXCHANGE-TRADED FUNDS - 52.82%	Shares	Value

Alternative Fund - 0.57%
First Trust Exchange-Traded Fund III-First Trust Long/Short Equity ETF (c)	5,250	$245,857

Asset Allocation Fund - 8.34%
First Trust Managed Futures Strategy Fund	2,586	133,127
HCM Defender 100 Index ETF (a)	49,239	1,726,211
HCM Defender 500 Index ETF	49,025	1,627,140
WisdomTree Bloomberg U.S. Dollar Bullish Fund (a)	4,314	128,471
		3,614,949
Commodity Fund - 0.84%
abrdn Silver ETF Trust (a)	7,076	129,279
Invesco DB Commodity Index Tracking Fund (a) (c)	9,740	232,883
		362,162
Debt Funds - 23.98%
First Trust Enhanced Short Maturity ETF	7,878	467,323
iShares 20+ Year Treasury Bond ETF	370	37,906
iShares Core U.S. Aggregate Bond ETF	5,200	500,968
iShares Floating Rate Bond ETF	10,993	552,618
JPMorgan Ultra-Short Income ETF	11,333	568,463
PIMCO Enhanced Short Maturity Active ETF	35,639	3,523,272
ProShares Short 20+ Year Treasury (a)	25,075	559,172
SPDR Bloomberg 1-3 Month T-Bill ETF	42,775	3,918,190
Vanguard Total International Bond ETF	5,500	262,515
		10,390,427
Equity Funds - 19.09%
Direxion Daily S&P 500 Bear 1x Shares (a)	11,600	207,408
Invesco QQQ Trust Series 1	4,609	1,231,801
Invesco S&P 500 Low Volatility ETF	932	53,898
iShares Core MSCI Emerging Markets ETF	5,370	230,803
iShares S&P 500 Value ETF	3,540	454,961
iShares U.S. Basic Materials ETF	8,117	877,935
ProShares Ultra QQQ (a)	50,900	1,865,994
ProShares Ultra S&P500	15,100	599,772
Vanguard FTSE Developed Markets ETF (c)	6,260	227,614
Vanguard Total Stock Market ETF (c)	14,050	2,521,553
		8,271,739

TOTAL EXCHANGE-TRADED FUNDS (Cost $25,483,808)		22,885,134

TACTICAL GROWTH ALLOCATION FUND

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

SHORT-TERM INVESTMENTS - 41.35%	Shares	Value

Fidelity Government Portfolio - Institutional Class, 2.74% (b)	738	738
First American Treasury Obligations Fund - Institutional Class, 2.87% (b)	17,916,112	17,916,112

SHORT-TERM INVESTMENTS (Cost $17,916,850)		17,916,850

INVESTMENTS AT VALUE (Cost $47,620,498) - 103.40%		$44,801,248

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (3.40)%		(1,474,666)

NET ASSETS - 100.00%		$43,326,582

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at September 30, 2022, is subject to change and resets daily.

(c) All or a portion of the security is segregated as collateral.

The following abbreviations are used in this portfolio:

ETF - Exchange-Traded Fund

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

TFA QUANTITATIVE FUND

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

EXCHANGE-TRADED FUNDS - 48.18%	Shares	Value

Debt Funds - 20.40%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	36,736	$3,631,721
SPDR Bloomberg 1-3 Month T-Bill ETF (c)	44,050	4,034,980
		7,666,701
Equity Funds - 27.78%
Invesco QQQ Trust Series 1	12,153	3,248,011
iShares U.S. Basic Materials ETF	14,357	1,552,853
iShares US Technology ETF	14,917	1,094,460
ProShares Ultra QQQ (a)	55,800	2,045,628
ProShares Ultra S&P 500 (c)	50,700	2,013,804
Vanguard Total Stock Market ETF (c)	2,700	484,569
		10,439,325

TOTAL EXCHANGE-TRADED FUNDS (Cost $20,436,231)		18,106,026

SHORT-TERM INVESTMENTS - 50.73%
First American Treasury Obligations Fund - Institutional Class, 2.87% (b)	19,063,321	19,063,321

SHORT-TERM INVESTMENTS (Cost $19,063,321)		19,063,321

INVESTMENTS AT VALUE (Cost $39,499,552) - 98.91%		$37,169,347

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.09%		408,186

NET ASSETS - 100.00%		$37,577,533

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at September 30, 2022, is subject to change and resets daily.

(c) All or a portion of the security is segregated as collateral.

The following abbreviations are used in this portfolio:

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

TFA AlphaGen Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2022 (Unaudited)

EXCHANGE-TRADED FUNDS - 48.02%	Shares	Value

Debt Funds - 21.58%
iShares 1-3 Year Treasury Bond ETF (c)	15,720	$1,276,621
iShares 20+ Year Treasury Bond ETF (c)	2,410	246,905
iShares 3-7 Year Treasury Bond ETF	11,700	1,337,076
PIMCO Enhanced Short Maturity Active ETF (c)	16,900	1,670,734
SPDR Bloomberg 1-3 Month T-Bill ETF (c)	70,450	6,453,220
		10,984,556
Equity Funds - 26.44%
Consumer Staples Select Sector SPDR Fund	10,910	728,024
iShares India 50 ETF	18,200	768,189
iShares S&P Mid-Cap 400 Value ETF	8,300	747,000
iShares MSCI Brazil ETF	26,100	773,343
ProShares Ultra QQQ (a) (c)	151,100	5,539,326
ProShares Ultra S&P500 (c)	54,900	2,180,628
SPDR S&P MidCap 400 ETF Trust	1,890	759,137
Utilities Select Sector SPDR Fund	10,770	705,543
Vanguard Total Stock Market ETF (c)	7,000	1,256,290
		13,457,480

TOTAL EXCHANGE-TRADED FUNDS (Cost $26,223,990)		24,442,036

SHORT-TERM INVESTMENTS - 57.25%
Fidelity Government Portfolio - Institutional Class, 2.74% (b)	1,767	1,767
First American Treasury Obligations Fund - Institutional Class, 2.87% (b)	29,135,880	29,135,880

SHORT-TERM INVESTMENTS (Cost $29,137,647)		29,137,647

INVESTMENTS AT VALUE (Cost $55,361,637) - 105.27%		$53,579,683

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (5.27%)		(2,682,873)

NET ASSETS - 100.00%		$50,896,810

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day yield at September 30, 2022, is subject to change and resets daily.

(c) All or a portion of the security is segregated as collateral.

The following abbreviations are used in this portfolio:

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Tactical Investment Series Trust

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the TFA Tactical Income Fund (fka Tactical Conservative Allocation Fund) (“Income Fund”), Tactical Growth Allocation Fund (“Growth Fund”), TFA Quantitative Fund (“Quantitative Fund”) and TFA AlphaGen Growth Fund (“AlphaGen Fund”), (each a “Fund” and collectively, the “Funds”), each a diversified series of the Tactical Investment Series Trust (the “Trust”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value, as described below.

Processes and Structure

The Funds’ Board of Trustees (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to Tactical Fund Advisors, LLC (the “Adviser”) the responsibility for determining fair value prices, subject to review by the Board.

Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Valuation Designee for the Funds to perform fair value determinations. The Valuation Designee has established a Valuation Committee to assist with oversight and monitoring of the valuation of the Funds’ investments. This includes administering, implementing and overseeing the continual appropriateness of valuation approaches applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.

Fair Value Pricing Policy

The Board has adopted guidelines for fair value pricing and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board. If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to oversight by the Board. The Adviser must use reasonable diligence in determining whether market quotations are readily available. If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available. Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect each Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Tactical Investment Series Trust

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2022 (Unaudited)(continued)

Equity securities (common stocks, exchange-traded funds/notes (“ETFs”/“ETNs”) and mutual funds) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed end investment company purchased by a Fund will not change.

Derivative instruments (put and call options) – Under normal circumstances, options are valued at the closing bid and ask quotations on the valuation date. On days when the closing market quotations are not considered to be reflective of fair value, options will be valued at the average of the bid and ask quotations on the valuation date. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Money market funds – Money market funds are generally priced at the ending NAV provided by the service agent of the money market fund. The money market funds will be categorized as Level 1 within the fair value hierarchy.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

Tactical Investment Series Trust

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2022 (Unaudited)(continued)

The following tables present information about each Fund’s investments measured at fair value as of September 30, 2022, by major security type:

Income Fund

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds (2)	$20,432,247	$—	$—	$20,432,247
Short-Term Investments	22,573,041	—	—	22,573,041
Total Assets	$43,005,288	$—	$—	$43,005,288

Growth Fund

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$3,999,264	$—	$—	$3,999,264
Exchange-Traded Funds (2)	22,885,134	—	—	22,885,134
Short-Term Investments	17,916,850	—	—	17,916,850
Total Assets	$44,801,248	$—	$—	$44,801,248

Quantitative Fund

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds (2)	$18,106,026	$—	$—	$18,106,026
Short-Term Investments	19,063,321	—	—	19,063,321
Total Assets	$37,169,347	$—	$—	$37,169,347

AlphaGen Fund

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds (2)	$24,442,036	$—	$—	$24,442,036
Short-Term Investments	29,137,647	—	—	29,137,647
Total Assets	$53,579,683	$—	$—	$53,579,683

(1)       As of and for the nine month period ended September 30, 2022, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)       All common stock and ETFs held in the Funds are Level 1 securities. For a detailed break-out of common stock by industry and ETFs and mutual funds by investment type, please refer to the Schedules of Investments.

INVESTMENT RISKS

Equity Risk: The net asset value of the Funds will fluctuate based on changes in the value of its holdings in U.S. and foreign equity securities. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Tactical Investment Series Trust

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2022 (Unaudited)(continued)

Small and Medium Capitalization Stock Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Large Capitalization Risk: The Underlying Funds invest in large-capitalization companies. Large Capitalization Companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Exchange-Traded Fund Risk: The Fund may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. The market price for a Fund’s shares may deviate from a Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

Leverage Risk: The use of leverage by the funds or ETFs in which the Funds invest, such as borrowing money to purchase securities, will cause a fund to incur additional expenses and magnify the funds’ gains or losses. Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in a fund’s portfolio because such investments may give rise to losses that exceed the amount the funds have invested in those instruments. Financial leverage will magnify, sometimes significantly, investment exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the fund’s portfolio. Accordingly, the value of the Funds’ portfolios are likely to experience greater volatility over short-term periods.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Funds will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Funds will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Funds risk losing the entire premium invested if the value of the reference index or security is below (above) the call (put) strike at maturity.

Short Position Risk: The Funds may also take short positions, including shares of an ETF. A “short” position is, in effect, similar to a sale in which the Funds sell a security it does not own but, has borrowed in anticipation that the market price of the security will decline. The Funds must replace a short security position by purchasing it at the market price at the time of replacement. Therefore, the potential loss on a “short” position is unlimited.

Underlying Fund Risk: Other investment companies including mutual funds and ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

DERIVATIVE TRANSACTIONS

There were no financial derivative instruments held by the Funds at September 30, 2022.

Tactical Investment Series Trust

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2022 (Unaudited)(continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds for the nine month period ended September 30, 2022, are recorded in the following locations in the Statements of Operations:

Income Fund:
Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Investments	$(151,692)
Call options written	Options written	22,290
Put options written	Options written	(108,058)
		$(237,460)

Net realized gain (loss) on:	Location	Total
Call options purchased	Investments	$(170,854)
Call options written	Options written	10,829
Put options written	Options written	(73,740)
		$(233,765)

Growth Fund:
Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Investments	$(531,137)
Put options purchased	Investments	34,844
Call options written	Options written	70,646
Put options written	Options written	(352,341)
		$(777,988)

Net realized gain (loss) on:	Location	Total
Call options purchased	Investments	$(984,980)
Put options purchased	Investments	22,740
Call options written	Options written	173,935
Put options written	Options written	(195,063)
		$(983,368)

For the nine month period ended September 30, 2022, the average month-end notional value of purchased and written option contracts for the Funds was as follow:

Fund:	Purchased Options	Written Options
Income Fund	$1,490,550	$2,037,150
Growth Fund	11,784,820	20,066,400

The primary risk category for all open options positions during the fiscal year was equity risk.

The Quantitative Fund and AlphaGen Growth Fund did not invest in any financial derivative instruments during the nine month period ended September 30, 2022

The selling of written call options may tend to reduce the volatility of a Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit a Fund’s gain on the underlying securities. Written call options expose a Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Tactical Investment Series Trust

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2022 (Unaudited)(continued)

The Funds engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Funds may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) a Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford a Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were affected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were affected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Funds engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Funds use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of a Fund, and may also subject a Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within a Fund, which may include put options and call options, are subject to loss of value with the passage of time and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to each Fund since they are exchange traded.

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments on September 30, 2022 were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Income Fund	$43,503,029	$157,783	$(655,524)	$(497,741)
Growth Fund	47,620,498	338,224	(3,157,474)	(2,819,250)
Quantitative Fund	39,499,552	7,480	(2,337,685)	(2,330,205)
AlphaGen Fund	55,361,637	11,716	(1,793,670)	(1,781,954)